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                                    TEMPFUND
                       AN INVESTMENT PORTFOLIO OFFERED BY
                        TEMPORARY INVESTMENT FUND, INC.

                                 SUPPLEMENT TO
                                   PROSPECTUS
                             DATED JANUARY 26, 1996

     The "PURCHASE AND REDEMPTION OF SHARES" section beginning on page 7 is amended to read in its entirety as follows: (Except as otherwise provided herein, all capitalized terms have the meanings set forth in the Prospectus.)

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent. Purchase orders for shares are accepted only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between 3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion limit or reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempFund Shares and $5,000 for Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Funds -- Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Banking Laws.")



PIF-SP-001/G
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REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures," except that redemption orders placed between 3:00 P.M. and 5:30 P.M., Eastern time, may only be transmitted by telephone. Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. Telephone instructions for redemptions received between 3:00 P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day, however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any TempFund Shares account if the value of the account is less than $100,000, and in any TempFund Dollar Shares account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its TempFund Shares account to $100,000 or more or its TempFund Dollar Shares account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 5:30 P.M., Eastern time, on each Business Day (excluding those holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veteran's Day, Thanksgiving Day, and Christmas Day. The net asset value per share of Fund shares is calculated by adding the value of all securities and other assets of the Fund, subtracting liabilities, and dividing the result by the total number of the Fund's outstanding shares (irrespective of class or sub-class). In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempCash portfolio. Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

     The date of this Supplement is November 18, 1996.